Exhibit 99.1

Spectaire Inc. and Perception Capital Corp. II Complete Business Combination

Spectaire Holdings’ Common Stock and Warrants to List on the Nasdaq Under the Ticker Symbols “SPEC” and “SPECW”, Respectively, on October 20, 2023

WATERTOWN, Mass. & MINNEAPOLIS, Minn., Oct. 19, 2023 – Spectaire Inc. (“Spectaire” or “Company”), a provider of cutting-edge solutions for customers to monitor, track and meet emissions targets via its patented micro-mass-spectrometer (MMS) device AireCore™, today announced the closing of its previously announced business combination (the “Transaction”) with Perception Capital Corp. II (“Perception”), a special purpose acquisition company. The combined company will operate under the name “Spectaire Holdings Inc.” (“Spectaire Holdings”). Beginning on October 20, 2023, Spectaire Holdings will commence trading of its common stock and warrants on the Nasdaq Stock Market under the ticker symbols “SPEC” and “SPECW”, respectively. The Transaction was approved by Perception shareholders at an extraordinary general meeting held on October 13, 2023.

Brian Semkiw, founder and CEO of Spectaire, stated: “We are excited to begin our journey as a publicly traded company and look forward to working with the Perception team in expanding our business. Spectaire’s AireCore™ unit is more than a new way to measure exhaust. It has the potential to change the way people view strategies for global emissions reduction. By augmenting the shared goal of reducing harmful emissions with real-time in-field data, Spectaire aims to help companies make better decisions, immediately see the impact of their efforts, and gain the benefit of proven emissions reduction. At Spectaire, we believe technology has the power to make the world a better place and there is nothing more important today than helping companies achieve their goals around emissions reduction.”

Scott Honour, Chairman of Perception, noted: “We are pleased to be partnering with Brian and the rest of the management team at Spectaire. We have known members of the management team for several years and are confident in their ability to successfully bring this revolutionary emissions testing technology to market. The Company serves a total addressable market of over $95 billion and has the possibility of generating significant revenue growth at strong margins over the next few years.”

Rick Gaenzle, CEO of Perception, commented: “When we raised Perception, we did so with the goal of finding a target company in the sustainability-oriented disruptive technology sector that could benefit from our operations expertise. We found precisely that in Spectaire. The prospects for the unique hardware and software technology are exceptional. Perception partners Jim Sheridan and Tao Tan, who are joining the Spectaire Holdings board, have been working hand in hand with the Company’s management team to refine its manufacturing plan and implementation of its overall strategy. We are excited about the opportunity to continue to partner with Spectaire as the Company now enters its next phase as a public company.”

Advisors

Jefferies LLC acted as lead capital markets advisor to Perception. Latham & Watkins LLP acted as legal counsel to Spectaire. Skadden, Arps, Slate, Meagher & Flom LLP acted as legal counsel to Perception. Paul Hastings LLP acted as legal advisor to Jefferies LLC.

About Spectaire

Spectaire is an industrial technology company that allows its customers to measure, manage, and reduce carbon dioxide equivalent (CO2e) and other greenhouse gas emissions. Spectaire’s core offering, AireCore™, is a fully integrated hardware, software, and data platform. AireCore™’s mass spectrometry research & development was completed over the course of 15 years at the Massachusetts Institute of Technology (MIT). Spectaire’s business model delivers a win-win-win for Spectaire, for its customers, and for society as a whole.

About Perception Capital Corp. II

Perception (Nasdaq: PCCT) was a special purpose acquisition company with a focus on building great industrial technology businesses and creating long-term value. Perception was led by a team of accomplished investors and operators with significant public company expertise. To learn more, visit https://www.perceptionii.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may include, but are not limited to, statements about the Transaction and the anticipated benefits of the Transaction, including the financial and business performance of Spectaire, and Spectaire’s anticipated results from operations in future periods; the products and services offered by Spectaire and the markets in which it operates. In addition, any statements that refer to projections (including EBITDA and cash flow), forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward-looking statements are typically identified by words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements are based on the current expectations of the management of Spectaire Holdings and Spectaire, as applicable, and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of such statement. There can be no assurance that future developments will be those that have been anticipated. Forward-looking statements reflect material expectations and assumptions, including, without limitation, expectations and assumptions relating to: the future price of metals; the stability of the financial and capital markets; and other current estimates and assumptions regarding the Transaction and its benefits. Such expectations and assumptions are inherently subject to uncertainties and contingencies regarding future events and, as such, are subject to change. Forward-looking statements involve a number of risks, uncertainties or other factors that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those discussed and identified in public filings made by Perception with the Securities and Exchange Commission (the “SEC”); the risk that the announcement and consummation of the Transaction disrupts Spectaire’s current plans; the ability to recognize the anticipated benefits of the Transaction; unexpected costs related to the Transaction; Spectaire’s ability to operate as a going concern; Spectaire’s requirement of significant additional capital; Spectaire’s limited operating history; Spectaire’s history of losses; Spectaire’s ability to attract and retain qualified management; Spectaire’s ability to adapt to rapid and significant technological change and respond to introductions of new products in order to remain competitive; Spectaire receives a significant portion of its revenues from a small number of customers and the loss of, or nonperformance by, one or more significant customers could adversely affect Spectaire’s business; Spectaire relies heavily on manufacturing operations to produce the products and the business could be adversely affected by disruptions of the manufacturing operation; Spectaire’s future growth depends on a single product; changes in governmental regulations may reduce demand for Spectaire’s products or increase Spectaire’s expenses; the effects of global health crises on Spectaire’s business plans, financial condition and liquidity; changes or disruptions in the securities markets; legislative, political or economic developments; the need to obtain permits and comply with laws and regulations and other regulatory requirements; risks of accidents, equipment breakdowns and labor disputes or other unanticipated difficulties or interruptions; the possibility of cost overruns or unanticipated expenses in development programs; potential future litigation; and Spectaire’s lack of insurance covering all of Spectaire’s operations.

Should one or more of these risks or uncertainties materialize or should any of the assumptions made by the management of Spectaire and Spectaire Holdings prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements.

These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by investors as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the definitive proxy statement/prospectus filed by Perception on September 29, 2023, and the other documents filed by Spectaire Holdings from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. All subsequent written and oral forward-looking statements concerning the Transaction or other matters addressed herein and attributable to Spectaire, Spectaire Holdings or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements contained or referred to herein. Except to the extent required by applicable law or regulation, Spectaire and Spectaire Holdings undertake no obligation to update these forward-looking statements to reflect events or circumstances after the date hereof to reflect the occurrence of unanticipated events.

Contacts:

Investors

Cody Slach, Ralf Esper

Gateway Group

(949) 574-3860

PCCT@gateway-grp.com

Media

Zach Kadletz, Brenlyn Motlagh

Gateway Group

(949) 574-3860

PCCT@gateway-grp.com